UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021

NORTHERN STAR INVESTMENT CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40134	85-4136140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	NSTC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	NSTC	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	NSTC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 4, 2021, Northern Star Investment Corp. III (the “Company”) consummated its initial public offering (“IPO”) and in connection therewith filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission on March 10, 2021 which included an audited balance sheet as of March 4, 2021 (the “Audited Balance Sheet”) reflecting the receipt of proceeds from the IPO and a simultaneous private placement of warrants. The audited balance sheet that was filed with the Form 8-K failed to classify the Company’s warrants as liabilities, in accordance with the SEC’s April 12, 2021 public statement (the “Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may need to be classified as liabilities as opposed to equity, and being measured at fair value, with changes in fair value each period reported in earnings. The Company previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. On June 3, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Audited Balance Sheet should no longer be relied upon due to the aforementioned changes required to reclassify the warrants as liabilities to align with the requirements set forth in the Statement. The Board of Directors of the Company discussed with independent accountants and are in agreement with the matters as disclosed in this Current Report on Form 8-K. The correction of the aforementioned error of the accounting for the warrants will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account. The Company’s controls over financial reporting did not provide for the proper classification of the warrants within the Company’s financial statements. As such, this represented a material weakness in the Company’s internal controls.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021	NORTHERN STAR INVESTMENT CORP. III

	By:	/s/ Joanna Coles
Joanna Coles
Chief Executive Officer